Exhibit 99.1
Investor Presentation

Third Quarter 2009 Investor Presentation

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward- looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. In addition, certain amounts in 2003 - 2008 were adjusted due to 1/1/09 adoption of new accounting standards.

HCC Overview Specialty insurer since 1974 (NYSE: HCC) Diversified operations headquartered in Houston, Texas include: P&C, Surety, Aviation and Life, Accident & Health Domestic and International Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings, A1 by Moody's and A+ (Superior) by A.M. Best Company Assets of $9.0 billion, shareholders' equity of $3.0 billion and market capitalization of $3.1 billion as of September 30, 2009

DFP Life A&H Other Spec Lon. Market Aviation 12/31/2008 806 777 173 107 140 Lines of Business Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines DFP Life A&H Other Spec Lon. Market Aviation 12/31/2008 1052 830 251 176 186 Group Life, Accident & Health $830 Diversified Financial Products $1,052 Aviation $186 Other Specialty Lines $251 London Market $176 2008 Gross Written Premium ($ in millions) Group Life, Accident & Health $777 Diversified Financial Products $806 Aviation $140 Other Specialty Lines $173 London Market $107 2008 Net Earned Premium ($ in millions)

Lines of Business Overview
($ in millions)

HCC

	Diversified Financial Products	Group Life, Accident & Health	Aviation	London Market	Other Specialty	Total[1]
2008 Gross Written Premium	$ 1,052	$ 830	$ 186	$ 176	$ 251	$ 2,499
2008 Net Written Premium	$ 872	$ 789	$ 136	$ 107	$ 151	$ 2,061
Key Lines	Directors' and Officers' Liability Errors and Omissions Financial Products Surety and Fidelity Credit Employment Practices Liability	Medical Stop-Loss Specialty Disability Group Life Medical Excess Alternative Workers Comp / Occupational Accident	Pleasure & Business Aircraft Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft	Energy - Onshore and Offshore Property Marine Accident and Health	U.K. Liability Public Entity Event and Contingency Brown Water Marine DIC	

[1] *Total Gross Written Premium and Net Written Premium include $5 from discontinued lines.*

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See Notice About This Presentation

HCC

Lines of Business Comparison ($ in millions) Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines

Historical Performance See Notice About This Presentation Gross Written Premium ($ in millions) 2004 2005 2006 2007 2008 5 year HCC average 5 year peer average Loss Ratio 0.638 0.671 0.592 0.596 0.604 0.62 0.585 Expense Ratio 0.267 0.261 0.25 0.238 0.25 0.253 0.332 Total 0.905 0.932 0.842 0.834 0.854 0.873 0.917 GAAP Underwriting Ratios Net Written Premium ($ in millions) 1 Peer group defined as Argo Group, Berkley, Markel, Navigators and RLI. 5 year peer average calculated by HCC as simple mean using SEC filings for peer companies. 2003 2004 2005 2006 2007 2008 YTD 3Q'08 YTD 3Q'09 Gross Written Premium 1620 1980 2040 2240 2450 2500 1890 1900 CAGR (2004-2008): 6.1% 2003 2004 2005 2006 2007 2008 YTD 3Q'08 YTD 3Q'09 Gross Written Premium 1620 1110 1500 1810 1990 2060 1560 1530 CAGR (2004-2008): 16.8% 1

2009 Underwriting Performance GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 Loss Ratio 0.598 0.598 0.607 0.607 0.624 0.624 0.571 0.571 0.61 0.61 0.425 0.425 Positive Development 0.024 -0.01 0.057 0.114 0.037 0.122 Expense Ratio 0.248 0.248 0 0.362 0.362 0 0.323 0.323 0 0.398 0.398 0 0.329 0.329 0 0.404 0.404 0.846 0.87 0.969 0.959 0.947 1.004 0.969 1.083 0.939 0.976 0.829 0.951 Peer Group Comparison - 2009 Loss Ratios See Notice About This Presentation Note: Calculated by HCC using 9/30/09 SEC filings. HCC Argo Group Berkley Markel Navigators RLI

Strong, Predictable Return on Equity For the period beginning 1/1/04 and ending 9/30/09. Note: Calculated by HCC using 9/30/09 SEC filings for peer companies. See Notice About This Presentation

Strong BVPS Growth See Notice About This Presentation For the period beginning 1/1/04 and ending 9/30/09. Note: Calculated by HCC using 9/30/09 SEC filings for peer companies.

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 9/30/2009 Shareholders' Equity 440430000 458439000 530930000 765.347 884.671 1059.135 1341.274 1702.015 2050.009 2443.695 2640.023 2987 Book Value per Share 8.29 9.45 11.04 13.14 15.36 18.35 21.24 23.27 26.54 Growth in Shareholders' Equity and BVPS ($ in millions, except per share data) See Notice About This Presentation Note: 2003 - 2008 amounts reflect HCC's retrospective adoption of new accounting standard related to convertible debt, which was effective on 1/1/09. 1 For 2001 - 9/30/09. BVPS CAGR1: 16.2%

Characteristics That Make HCC Unique Specialty businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced management team One of two companies with Insurer Financial Strength Ratings of "AA" from S&P amongst industry peers1 See Notice About This Presentation 1 Peer group defined as ACE, Argo Group, Berkley, Chubb, Markel, Navigators, RLI and Travelers.

HCC Underwriters Compensation Example 1 Excludes Investment Income. End result is HCC has very low turnover of underwriting staff. 1

A Diverse Collection of Profitable Businesses... Short Medium 4th Qtr East 0.55 0.45 20.4 Short Tail vs. Medium Tail Short Tail Medium Tail Domestgic International East 0.81 0.19 Domestic vs. International International Domestic Note: Based on gross written premium for the year ended 12/31/08.

Effective Catastrophe Management 1 in 100 1 in 250 Earthquake 0.022 0.041 Wind 0.035 0.042 Probable Maximum Loss (PML)1 historically managed to one quarter's pretax earnings from a single event See Notice About This Presentation 1 PML calculated as of 12/31/08. Based on RMS Cat. Models 7.0 / 8.0.1 and internal assessment of PMLs. Net PML as % of Shareholders' Equity

Average Rating AA+ Average Duration 4.7 years Average Maturity 6.5 years Average Yield1 4.1% Average Tax 4.9% Equivalent Yield1 Average Duration 4.3 years Fixed Income Securities $ 4,890 Short-term and Other Investments 560 Total Investments $ 5,450 Investment Portfolio September 30, 2009 ($ in millions) See Notice About This Presentation 1 Excludes realized and unrealized investment gains and losses. Fixed Income Securities Total Investments

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 49 40 1 1.1 10 See Notice About This Presentation Short Term Investments: 10% Tax Exempt Securities: 40% Avg. Rating: AA Avg. Maturity: 9.9 years Avg. Duration: 6.6 years Taxable Securities: 49% Avg. Rating: AA+ Avg. Maturity: 3.6 years Avg. Duration: 3.1 years Other Investments: 1% Investment Portfolio September 30, 2009

See Notice About This Presentation Investment Analysis As of September 30, 2009 ($ in millions) 1 % of fair value of fixed income securities. 2 Numbers may not sum to total shown due to rounding. Total $16M of OTTI credit losses recognized through earnings from 1/1/08 - 9/30/09

1 Includes net realized gain or loss from sale of securities and other than temporary impairment losses included in earnings. Source: Public filings for individual companies. HCC's Investment Portfolio Losses vs. Peers See Notice About This Presentation For the Period of 1/1/07 - 12/31/08 For the Period of 1/1/07 - 9/30/09

HCC Surpasses Peers in Value Creation 1 Calculated by HCC using 6/30/09 and prior SEC filings for peer companies. Source: Public filings for individual companies. Compounded annualized return on tangible book value per share, including dividends1 Compounded annualized return on tangible book value per share, including dividends1

HCC Argo Group Berkley Markel Navigators RLI Debt to Equity 0.13 0.195 0.306 0.261 0.123 0.108 HCC is Well Positioned to Pursue New Opportunities Peer Group Comparison - Debt to Total Capital Ratios as of September 30, 2009 See Notice About This Presentation Note: Calculated by HCC using 9/30/09 SEC filings for peer companies.

Coupons on Recent Senior Debt Issuances Relative to Current Market Capitalization Source: J.P. Morgan and FactSet; market data as of 11/10/09. ($ in millions) Market cap Coupon Series 2 Labels (not for graphing) Series 3 Series 4 Series 5 Series 6 Series 7 Series 8 Series 9 Series 10 Series 11 Series 12 Series 13 Series 14 Series 15 Series 16 Series 17 17109 0.062 ALL ALL 17109 0.0745 ALL ALL 21055 0.085 AFL AFL 9022 0.07875 PFG PFG 9022 0.08875 PFG PFG 31317 0.0675 MET MET 26743 0.059 TRV TRV 23633 0.062 PRU PRU 23633 0.07375 PRU PRU 9353 0.073 AMP AMP 31317 FRN MET MET 31317 0.05125 MET MET 3017 0.09875 AFG AFG 8410 0.0875 LNC LNC 4160 0.07375 WRB WRB 3373 0.07125 MKL MKL 3164 0.063 HCC HCC = May or June issuance = September issuance

Favorable Reserve Development ($ in millions) 2003 2004 2005 2006 2007 2008 YTD 3Q'09 Cumulative redundancy (deficiency) -123.2 -30 1 27 29 82.4 37 Net Reserve Development Excl. Commutations Reserve redundancies in past four years primarily in Financial Products line, London Market account, assumed quota share program (Other Specialty) and Aviation line Reserve deficiencies in 2004 primarily due to certain discontinued assumed accident and health business 2005, 2006 and 2007 exclude losses of $26 million, $20 million, and $3 million, respectively, related to commutations of certain discontinued assumed accident and health business Favorable Unfavorable See Notice About This Presentation

Quality Reinsurance Security ($ in millions) Reinsurers1 Reinsurer A.M. Best rating Gross recoverable2 Gross recoverable2 Net recoverable3 Net recoverable3 Hannover Re A $98 $78 $78 Transatlantic A 89 67 67 Swiss Re A 56 50 50 Harco National A- 48 48 48 ACE A+ 51 47 47 Arch A 42 37 37 1 With net recoverables balance greater than $25 million as of 12/31/08. A.M. Best ratings are as of 11/5/09. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable, and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Highly rated reinsurance partners Reserve for uncollectible reinsurance of $8 million at 12/31/08 on over $1 billion of recoverables 52% of gross recoverables at 12/31/08 were collateralized or had available offsets from reinsurers4 Year 2004 2005 2006 2007 2008 3Q'09 Recoverables as % SH Equity 0.833 0.806 0.573 0.392 0.4 0.35 Recoverables Declining as % of Equity See Notice About This Presentation

Summary of Strengths Specialty businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced management team One of two companies with Insurer Financial Strength Ratings of "AA" from S&P amongst industry peers1 See Notice About This Presentation 1 Peer group defined as ACE, Argo Group, Chubb, Markel, Navigators, RLI, Travelers and W.R. Berkley.

Appendix

Financial Highlights ($ in millions except per share data) See Notice About This Presentation

Total Investments ($ in millions) 2003 2004 38717 12/31/2006 12/31/2007 12/31/2008 9/30/2009 Investment Assets 1710 2470 3260 3930 4670 4800 5450 See Notice About This Presentation

Total Assets ($ in millions) 2003 2004 38717 12/31/2006 12/31/2007 12/31/2008 9/30/2009 Total Assets 4900 5900 7020 7630 8070 8330 9040 See Notice About This Presentation

Net Loss Reserves ($ in millions) 2003 2004 12/31/05 12/31/2006 12/31/2007 12/31/2008 9/30/2009 Net IBNR 516 768 1073 1187 1230 1284 See Notice About This Presentation

Total Revenue ($ in millions) 2003 2004 12/31/05 12/31/2006 12/31/2007 12/31/2008 YTD 3Q'09 Total Revenur 940 1280 1640 2080 2390 2280 1780 See Notice About This Presentation

Net Earnings ($ in millions, *affected by catastrophes) 2003 2004* 2005* 2006 2007 2008* YTD 3Q'09 Net Earnings 142 163 190 340 390 300 270 See Notice About This Presentation

Operating Cash Flow ($ in millions) 2003 2004 2005 2006 2007 2008 YTD 3Q'09 $420 See Notice About This Presentation

Select Product Characteristics Product Target Insured Tail Reserve Volatility D&O Fortune 2000 Medium to Long Medium to High E&O / Professional Indemnity Diversified SME's Medium Medium Surety Contractors Medium Low Medical Stop-Loss Small to Medium-sized Employers Short Low Aviation Various Medium Medium

Subprime Liability Exposure September 30, 2009 73 "non-Side A only" D&O, E&O and Fiduciary Liability claims and 17 "Side A only" D&O claims relating to subprime issues. Of the D&O claims reported, four are on primary policies with gross policy limits totaling $20 million. Remaining D&O claims are on excess policies. Average policy limit on "non-Side A only" claims is $13.5 million gross and $9.1 million net, with an average attachment point of $90 million. Average policy limit for "Side A only" claims is $14.2 million gross and $11.3 million net, with an average attachment point of $159 million. Based on present knowledge, HCC believes the ultimate subprime related losses will be contained within the current overall reserves for D&O, E&O and Fiduciary Liability business. See Notice About This Presentation

Experienced Management Team Pamela J. Penny Age 54 EVP and Chief Accounting Officer Randy D. Rinicella Age 52 SVP and General Counsel Barry J. Cook Age 49 EVP - International Operations Michael J. Schell Age 59 EVP - Surety & Credit and Chief Underwriting Officer Cory L. Moulton Age 40 EVP - U.S. Property & Casualty Operations R. Matthew Fairfield Age 43 CEO of HCC Global Michael L. Onslow Age 50 Chief Underwriting Officer - International Operations

Historical Development of HCC


HCC Founded
1974
1986
HCC receives its first ever rating from A.M. Best: "B+"
1992
HCC goes public on the NASDAQ with a market cap of $60 million and assets of just over $100 million
1996
HCC switches to the NYSE
1997
HCC acquires Avemco Insurance Company and US Specialty Insurance Company, the largest writers of privately owned aircraft in the world; receives "A+ (Superior)" rating from A.M. Best
1999
HCC acquires Centris Group, its largest competitor in the medical stop-loss sector; receives "AA (Very Strong)" rating from Standard & Poor's
2001
Professional Indemnity Agency and ASU International, both specialty MGA's, join the growing list of HCC acquisitions
2002
Acquisition of MAG Global Financial Products, an MGA specializing in diversified financial products including directors' & officers' liability and errors & omissions insurance
2003
Acquisition of American Contractors Indemnity Company
2004
HCC acquires RA&MCO Insurance Services
2005
United States Surety Company joins the HCC Surety group and HCC acquires Perico Life
2006
HCC acquires Kenrick Corporation as well as Allianz Life Insurance Company's Health Products Division
2008
HCC acquires Cox Insurance Group and Multinational Underwriters, LLC
2009

Note: Select events have been included for the purposes of this presentation.

HCC

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